Securities Act of 1933 No. 33-41043

                   Investment Company Act of 1940 No. 811-6328

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Post-Effective Amendment No. 9 [X]

                                     and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT CO ACT OF 1940
                              Amendment No. 11 [X]

                            TAX FREE FUND OF VERMONT

                  87 North Main Street, Rutland, Vermont 05701

                                 (802) 773-0674

                               AGENT FOR SERVICE:

                                 John T. Pearson

                  87 North Main Street, Rutland, Vermont 05701

 It           is  proposed  that  this  filing  will  become   effective  (check
              appropriate   box):  [X]  immediately   upon  filing  pursuant  to
              paragraph (b)

                   [ ] on __________ pursuant to paragraph (b)
              [ ] 60 days after filing pursuant to paragraph (a)(i)
                       [ ] on pursuant to paragraph (a)(i)
             [ ] 75 days after filing pursuant to paragraph (a)(ii)
          [ ] on __________ pursuant to paragraph (a)(ii) of rule 485.
                    If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

               Prospectus

               April 28, 2000



                            [LOGO]
                            Tax Free Fund of Vermont

               TAX FREE FUND OF VERMONT

               The Fund seeks to achieve the highest level of current income free from federal and Vermont income taxes that is obtainable consistent with the prudent investment management of the shareholders' principal.

               This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

               Although these securities have been registered with the Securities and Exchange Commission, the Securities and Exchange Commission has not approved or disapproved them or determined if this prospectus is accurate or complete. Anyone who informs you otherwise is committing a crime.

Table of Contents

Fundamental Goals and Principal Strategies.....................................1

Principal Risks................................................................2

Past Performance...............................................................3

Fees and Expenses .............................................................4

How to Buy Shares .............................................................5

How to Sell Shares ............................................................7

Dividends, Distributions and Tax Consequences..................................9

Management and Capital........................................................10

Other Strategies and Related Risks............................................11

Financial Highlights..........................................................12

Performance Graph ............................................................13

Additional Information........................................................14

Fundamental Goals and
Principal Strategies

Tax Free Fund of Vermont

Fundamental Goal The Fund seeks to achieve the highest level of current income free from federal and Vermont income taxes that is obtainable consistent with the prudent investment management of the shareholders' principal.

Principal Strategies The Fund invests at least eighty percent (80%) of its assets in long term bonds the income of which is exempt from federal and Vermont income taxes, with its primary focus on individual security selection rather than attempting to anticipate major interest rate moves. The Fund's value-oriented buy discipline requires a given security to offer a yield advantage over others of similar quality or to exhibit stable or improving credit quality characteristics relative to other securities. Individual issues must compliment the portfolio's yield objectives, long-term maturity structure and seek to achieve as much diversification as is prudently achievable given the single state nature of the Fund. Portfolio securities are sold when price appreciation causes a security to lose its yield advantage, when credit quality begins to deteriorate or when opportunity for added portfolio diversification occurs.

The Fund invests most of its assets on an ongoing basis in investment grade tax-exempt debt securities of qualified issuers in Vermont, including the State of Vermont itself, agencies of the State and Vermont municipalities. An investment grade security is one which is rated by Moody's or Standard & Poor's in one of their four highest quality ratings or is unrated but of comparable quality. To maximize the income potential of this portfolio, the portfolio manager adjusts the portfolio quality mix based upon current yield differentials and his perception of the overall market risk.

In order to boost portfolio income, the Fund may invest a portion of its assets in similar debt securities which are not rated but which would, in the judgement of the portfolio manager, have carried an investment grade rating had they been rated. The Fund only makes these investments when an unrated security is supported by a bank letter of credit.

The Fund may respond to changing market and other conditions by adjusting the type of securities held and the average portfolio maturity and duration. The Fund also uses other investment strategies and securities. See "Other Strategies and Related Risks."

(sidebar for page 1)
-> Tax Free Fund
     of Vermont is
     Designed for you:

o    if you are seeking a conservative long-term investment;

o if you want high income free of federal and Vermont income taxes and are willing to forego growth of capital to get it; and

o if you can accept the risk of a non-diversified portfolio of fixed income securities issued primarily by tax-exempt issuers in Vermont.

Don't invest if you are:

o    seeking growth of capital;

o    making short-term investments;

o    investing your emergency reserve money; or

o    Aren't subject to Vermont tax
(end of sidebar)

Principal Risks

Risk of Income Investing

The Fund invests only in debt obligations and other income-oriented securities. Income-oriented securities are exposed to three major risks; interest rate risk, credit risk and call risk. Shareholders of the Fund will be exposed to these principal risks. Shareholders of the Fund have an increased risk to credit exposure because the Fund is non-diversified and because the Fund invests primarily in debt securities that are affected by the economy of Vermont. Any of these can make the value of the Fund's portfolio rise or fall, which means you could lose money.

Interest Rate Risk - When interest rates rise, bond prices fall and when interest rates fall, bond prices rise. Interest rate risk increases as average maturity increases. Thus, since the Fund emphasizes longer maturing securities, you are exposed to greater interest rate risk. The table at left illustrates the effect of a 1% change in interest rates on three investment grade bonds of varying maturity. Any income-oriented security is similarly subject to some degree of interest rate risk.

(sidebar for above paragraph)
-> Interest Rate Risk

Percent Increase (Decrease) In
The Price of a Par Bond Yielding 5%:

                    1%          1%
                 Interest    Interest
     Bond        Rate          Rate

   Maturity      Increase    Decrease

----------------
     Short

   2.5 years      -2.29%      +2.35%
----------------
 Intermediate

   10 years       -7.43%      +8.17%
----------------
     Long

   20 years       -11.55%    +13.67%

(end of sidebar)


Credit Risk - Credit risk is associated with a borrower's failure to pay interest and principal when due. Credit risk increases as overall portfolio quality decreases. Thus, when the Fund invests in lower-quality securities, you are exposed to increased credit risk. Credit Risk also increases as diversification is reduced. Thus, when the Fund invests in more securities of the same or similar qualified issuers in Vermont, you are also exposed to increased credit risk.

Call Risk Call risk for qualified tax-exempt bonds (prepayment risk for qualified tax-exempt mortgage-backed securities) is the possibility that borrowers will prepay their debt prior to the scheduled maturity date, resulting in the necessity to reinvest the proceeds at lower interest rates. If interest rates decline when the Fund is emphasizing longer maturing securities, you are exposed to greater call risk.

Past Performance

The degree to which performance varies from year to year is one measure of risk. The bar chart below shows this year-to-year performance for the Fund since its inception in 1991. The table below the bar chart compares the Fund's performance over time to a broad-based securities market index. Both the bar chart and the table below assume reinvestment of dividends and distributions. Remember that past performance is not necessarily an indication of how the Fund will perform in the future.

                   Tax Free Fund of Vermont

           Year-by-Year Total Return (%) as of 12/31 each year:

(The following is a numerical representation of a bar graph)


Year                92      93      94      95      96      97      98      99

Total Return       5.4%    5.3%   -.03%    13.0%   4.6%    7.7%    3.8%   -3.4%


(End of graph)

Average Annual Total Return as of 12/31/99:

                                            1 Year       5 Years      Since
                                                                    Inception 1

Tax Free Fund of Vermont                     -3.38%        4.94%       4.35%

Lehman Brothers Municipal Bond Index         -2.06%        6.87%       6.31%


Best quarter: 6.23%, for the quarter ended March 31, 1995.
Worst quarter: -2.11%, for the quarter ended March 31, 1994.
--------------------------------
1 The Fund commenced investment operations on September 18, 1991

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)
Many mutual funds charge shareholder fees such as sales loads, redemption fees or exchange fees. The Tax Free Fund of Vermont is a no-load investment, which means that you will not pay any shareholder fees when you buy or redeem shares of the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) Operating expenses include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. While the Fund pays these expenses, you bear them indirectly, as the table below demonstrates.

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

   Management Fee                                                       0.70% 2

   Other Expenses                                                       0.78%
                                                                      -------
   Total Fund Operating Expenses                                        1.48%

     2 The Management Fee is reduced to 0.60% on Fund total net assets in excess of $10 million.

Example - This example is intended to help you compare the cost of investing in the Tax Free Fund of Vermont with cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

     1 Year                3 Years                5 Years              10 Years
      $151                  $468                   $808                 $1,768

How to Buy Shares

Getting Help You may buy shares by mail or telephone and may use the Automatic Investment Plan, discussed below, to make periodic share purchases. Obtain an application form or get assistance opening accounts by calling toll-free, 1-800-675-3333, or writing to the Tax Free Fund of Vermont, Inc., 87 North Main Street, Rutland, Vermont 05701.

Account Minimums The minimum initial investment in the Fund is $500. You may add to your account with as little as $100. Please bear in mind that the Fund may close your account if it falls below the minimum initial investment (but not if the decline in value is due solely to market action). You would first be given 60 days written notice. If, during the notice period, you restore your account to the required minimum, your account will not be redeemed.

Purchase by Mail To open an account, complete and sign the Account Application form accompanying the Prospectus. Make your check payable to the Tax Free Fund of Vermont. Mail the application and your check to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701.

To add to your account ($100 minimum), mail your purchase check to the same address. Be sure to include the additional investment stub which is attached to your Fund confirmation statement or include a letter identifying your account number. If you use overnight or express delivery services, be sure to use the following address to insure prompt delivery:

                            Tax Free Fund of Vermont
                  87 North Main Street, Rutland, Vermont 05701.

Purchase by Bank Wire To open an account or add to an existing account, please call the Fund, Tax Free Fund of Vermont, toll-free at 1-800-675-3333, before wiring funds, to advise us of your forthcoming investment, the dollar amount and the account registration. We will provide you with and account number for your account. This will insure prompt and accurate handling of your investment. Following your call to the Fund, instruct your bank to use the following wiring instructions:

Wire to:      Chittenden Bank, ABA Number 011600062
              Attn: Tax Free Fund of Vermont
              Account No. 21-60-0281-4
              For the Account of:  (Shareholder(s) Name)
              Account No.  (Your Account No.)
It is important that the bank wire contain all the information and that the Transfer Agent receive prior telephone notification to ensure proper credit. The Fund and its Transfer Agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

(sidebar for page 5)
-> No Load Fund

Unlike many mutual funds, the Tax Free Fund of Vermont is a true NO LOAD fund. This means that when you buy shares directly from the Fund, no sales commissions or other distribution charges will deducted from your investment and 100% of your money will be used to buy Fund shares.The Fund distributes its shares directly, so you may not buy shares through any broker-dealer and you must make your application directly to the Fund.

-> Pricing of Shares

The value of Fund shares rises and falls constantly. The price you pay when you buy Fund shares is determined at the next calculation of net asset value after your purchase order is received by the Transfer Agent in proper order. Net asset value is determined on each day that the New York Stock Exchange is open for trading, 30 minutes after the close of the Exchange (currently 4:30 p.m., New York time).

(end of sidebar)

Automatic Investment Plan - The Automatic Investment Plan allows you to purchase additional shares by an electronic transfer of funds monthly from your bank checking account, money market account, NOW account or savings account. You choose the amount (minimum $100) to be automatically deducted from your bank account each month, and that amount will be used to purchase additional shares in the Tax Free Fund of Vermont. You may join the Automatic Investment Plan by completing an Automatic Investment Plan designation on your account application form. At any time you may cancel your participation in the Plan, change the amount of purchase or change the day each month on which the shares are purchased by calling 1-800-675-3333 or by writing to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701. The change or cancellation will be effective not later than five business days following receipt.

For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member. It will take about 15 days for the Transfer Agent to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

Account Conditions - The Fund may reject your application for any reason.

Your purchase request will not be effective until it is actually received in proper order by the Transfer Agent. The U. S. Postal Service and other independent delivery services are not agents of the Fund. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent's post office box, does not constitute receipt by the Transfer Agent.

A Social Security or Taxpayer Identification Number (TIN) must be supplied on the Account Application Form before an account can be established (unless you have applied for a TIN and the application so indicates). If you fail to furnish the Fund with a correct TIN, the Fund is required to withhold taxes at the rate of 31% on all distributions and redemption proceeds.

Payment for purchases must be made in U.S. dollars. Checks must be drawn on U.S. Banks. Third party checks will not be accepted. If your payment is not received or you pay with a check or bank wire transfer that does not clear, your purchase will be canceled and you will be responsible for any losses or expenses incurred by a Fund including, if applicable, a returned check fee of $20. If you are a shareholder, the Fund shall act as your Agent to redeem shares from your account at their then-current net asset value per share to reimburse the Fund for such losses or expenses.

Certificates will not be issued for your shares unless you request them. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose a certificate, you may incur delay and expense in replacing it.

Getting Help You may sell (redeem) Fund shares by mail or telephone. You also may use the Systematic Withdrawal Plan to receive regular monthly or quarterly checks out of your Fund account. There is no charge for redeeming shares; you receive the full net asset value per share. Get assistance redeeming shares by calling toll-free, 1-800-675-3333, or by writing to Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701.

Selling Shares by Mail - Send a written redemption request letter to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701. Your request must include:

     (a)  your share certificates, if issued;

     (b) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

     (c) signature guarantees and other documents (see "Signature Guarantees" page 9).

Please note that if you paid for the shares you are redeeming by check, payment will not be made until the Transfer Agent can verify that the payment for the purchase has been, or will be, collected. It may take up to twelve (12) days for your check to clear.

Selling Shares By Telephone - Make a toll-free telephone call to the Transfer Agent at 1-800-675-3333. When you call to redeem shares, you will be asked how many shares, or dollars worth of shares, you wish to redeem, to whom you wish the proceeds to be sent, and whether the proceeds are to be mailed or wired. To protect you and the Fund, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the Transfer Agent. Also, the Transfer Agent will use procedures it has established to confirm your identity and will send a written confirmation of the transaction to your address of record. Among other things, the Transfer Agent will require you to provide identifying information, which is unique to you. This may include a password or other form of personal identification. In addition your call may be recorded.

The Telephone  Redemption  Privilege  must be  authorized  in advance.  You must activate this privilege in advance, in writing, in order to use it. By activating this privilege, you authorize the Fund and the Transfer Agent to act upon any telephone instructions they believe to be genuine, to (1) redeem shares from your account and (2) mail or wire the redemption proceeds. Your written activation request will specify the person(s), bank, account number and/or address to receive your redemption proceeds. You may activate this privilege when completing your initial Account Application. But once your account has been opened you must use a separate Telephone Redemption Authorization Form (available from the Fund or the Transfer Agent) to activate the privilege or to change the person(s), bank, account number and/or address designated to receive your redemption proceeds. Each shareholder must sign


(sidebar to page 7)

-> Price and timing

The value of Fund shares changes constantly. Whether you sell your shares by mail or telephone, the price you receive is determined at the next calculation of net asset value per share after your sale order is received by the Transfer Agent in proper order. To understand how and when shares are priced, see the sidebar, "Pricing of Shares," on page 5.

The proceeds of your sale will ordinarily be sent to you within one or two days, but no later than three (3) days, after receipt of your request.
How to Sell Shares

(end of sidebar)
                                        7
the Form and provide a signature guarantee and other required documents (see "Signature Guarantees," page 9). You may cancel the privilege at any time by telephone or letter.

Risks associated with Telephone Redemption. Redeeming by Telephone is a convenient service available to shareholders. There are important factors you should consider before activating the privilege. The Fund and the Transfer Agent believe that the procedures reasonably protect shareholders from fraudulent transactions. You should be aware of the Fund's policy that, provided the Fund follows such procedures, neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. The Fund may restrict or cancel telephone redemption privileges, or modify the telephone redemption procedures, for any shareholder or all shareholders, without notice, if the Directors believe it to be in the best interest of the shareholders.

You cannot redeem shares by telephone if you hold the stock certificates representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the Transfer Agent's books for less than 12 days earlier. During drastic economic and market changes, telephone redemption services may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, you may redeem shares by mail.

Systematic Withdrawal Plan - You may have regular monthly checks sent to you or someone you designate by authorizing the Transfer Agent to redeem the necessary number of shares from your Fund account on the 25th of each month to make the payments requested. Payments must be at least $10 and your Fund account must have a value of at least $500 to begin a Systematic Withdrawal Plan. If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place the next business day. Your check will usually be mailed within one or two business days of the redemption date, but in no case later than seven days. Checks will be made out to you exactly as your account is registered with the Transfer Agent. If you designate someone other than yourself to receive the checks, your signature must be guaranteed on the plan application (see "Signature Guarantees," page 9). Shares you hold certificates for may not be included in, or redeemed under, this plan. Costs of administering the plan are borne by the Fund. You should be aware that, like all sales of Fund shares, systematic withdrawals reduce the value of your account with the Fund and result in realized capital gains or losses. You may stop your participation in the Plan at any time upon written notice to the Fund or Transfer Agent. The Fund or Transfer Agent may terminate the Plan upon thirty day's written notice. Applications and further details may be obtained by writing or calling the Tax Free Fund of Vermont.

Redemptions in Kind - You will generally receive cash (or a check) when you redeem your Fund shares. It is possible, however, that conditions may arise which would, in the opinion of the Directors, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Directors may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. The Fund has made an irrevocable commitment to pay, in cash, to any shareholder of record during any ninety-day period the lesser of (a) $100,000 or (b) one percent (1%) of the Fund's net asset value at the beginning of such period.

Signature Guarantees - A signature guarantee is a widely accepted way to protect you, the Fund, and the Transfer Agent from fraud, and to be certain that you are the person who has authorized a redemption from, or change to, your account. Signature guarantees may be required for all (1) change of registration requests, and (2) requests to establish or change telephone redemption, exchange, or systematic withdrawal privileges other than through your initial account application. The Fund may require a signature guarantee under other circumstances. The Fund will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies. A signature guarantee may not be provided by a notary public.

The signature guarantee must appear on:
o    your written request;
o a separate instrument of assignment ("power of attorney") which should specify the total number of shares to be redeemed; or
o    all stock certificates tendered for redemption.

In addition to requiring signature guarantees for redemptions and certain shareholder services, other supporting legal documents may be required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations. For example, a corporation (or partnership) may be required to submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application or letter of instruction must be signed by such duly authorized officer(s) and the corporate seal affixed. You may avoid time delays by calling the Transfer Agent for assistance before sending your service request.

Dividends, Distributions and Tax Consequences

Dividends and Distributions - You will receive dividends from net investment income, if any, monthly. You will also receive net realized capital gains distributions, including short-term gains, if any, during September and/or December. All dividends and distributions will automatically be paid to you, depending on your designation on the Account Application Form, either by check or in additional shares of the Fund at the then current net asset value on "ex-date," which is normally the day following the record date. You may choose to receive dividend distributions and/or capital gain distributions in cash by checking the appropriate box on the Account Application Form when you open your account. You may change how you receive dividends and distributions by sending a letter of instruction to the Transfer Agent. If you elect payment of distributions in cash, you may designate a person or entity other than yourself to receive such distributions. The name and address of the desired recipient should be indicated in the Account Application Form or in a separate, signed statement accompanying the Account Application Form.

Income dividends are declared on a per share basis daily and are paid monthly; therefore the value of each share is not affected by either the declaration or payment of income dividends. Capital gain distributions are, however, paid on a per-share basis once per year. At the time of such a payment, therefore, the value of each share will be reduced by the amount of the capital gain distribution payment. Keep in mind that if you purchase shares shortly before the distribution and payment of capital gains, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or distribution.

Tax Consequences - During the time you hold the Fund's shares, you may be subject to Federal tax on the Fund's distributions, whether you receive them in additional shares or cash. The monthly dividends that the Fund intends to make are normally exempt from both federal and Vermont income tax liability, but may be subject to taxation under the federal Alternative Minimum Tax computation. Annual capital gain distributions that the Fund intends to make will be taxed as capital gains. Capital gains may be taxable at different rates, depending upon the length of time the Fund holds its assets. The Fund's distributions will primarily be ordinary income exempt from federal and Vermont income tax liability.

When you sell your shares in the Fund, any gain on the transaction may be subject to federal and Vermont tax.

Management and Capital

Investment Manager - Vermont Fund Advisors, Inc. has been investment manager of the Fund since the Fund was first offered to the public in 1991. Its duties include on-going management of the Fund's investment portfolio and business affairs. In addition, the investment manager provides an executive officer to the Fund and supplies office space, equipment and services not otherwise provided by the Fund. The investment adviser's compensation during the last fiscal year was 0.70% from the Fund, based on the Fund's total net assets. When and if the Fund's total net assets exceed $10 million, the investment adviser's compensation decreases to 0.60% of the Fund's total net assets in excess of $10 million.

Portfolio Managers - Dr. William Hahn has served as portfolio manager of the Fund since February 2000 and was recently elected President of the Fund. Mr. Hahn is employed by the investment adviser, Vermont Fund Advisers, Inc., and is also an associate professor of finance at the College of St. Joseph, Rutland, Vermont. His investment management experience dates back to 1982 and includes management of a $30 million investment portfolio including taxable and tax-exempt fixed income securities for a Vermont banking institution. He graduated from Ball State University and holds an MBA in Finance from the University of Toledo

Other Strategies and Related Risks

Debt Securities - The Fund invests in tax-exempt investment grade debt securities of qualified issuers in Vermont. The Fund may also invest a portion of its assets in similar securities of qualified issuers in the Commonwealth of Puerto Rico, the United States Virgin Islands and the Territory of Guam. Tax-exempt investment grade debt securities of qualified issuers, for the Fund's purposes, include:

o those backed by the full faith and credit of the State of Vermont or any of its political subdivisions (such as municipalities within Vermont and agencies of the State of Vermont); and

o those backed by revenues to be derived by the issuer from its operations and/or the investment of the proceeds of the debt securities, (such as securities issued by the Vermont Municipal Bond Bank, the Vermont Housing Finance Agency, the Vermont Student Assistance Corporation and the Vermont Educational and Health Buildings finance Agency).

The investment manager relies, in part, on the quality ratings assigned by Moody's, Standard & Poor's and other rating services. But there is risk associated with such reliance. Rating agencies evaluate the credit risk--the safety of principal and interest payments--but not market value, which is affected by interest rate trends, economic conditions and other factors, including those unique to an issuer or industry. Rating agencies may fail to move quickly enough to change ratings in response to changing circumstances and may not reflect the fine shadings of risks within a given quality grade. For example, two bonds rated the same are not likely to be precisely the same in quality. The investment manager performs independent analyses in attempting to identify issuers within a given quality grade that, because of improving fundamental or other factors, are likely to result in improving quality, greater market value and lower risk.

Defensive Strategy - The Fund may hold short-term cash reserves and short-term securities to satisfy the liquidity needs of the Fund as determined by the investment manager. In addition, the Fund may take temporary defensive positions inconsistent with the Fund's principal investment strategies, by holding short-term securities and cash without percentage limitations, if the portfolio manager believes that it is advisable in responding to adverse market, economic, political or other conditions. During periods when, and to the extent that, a Fund holds short-term securities and cash, the fundamental goal of the Fund may not be realized and the income realized may be subject to federal and Vermont income tax.

     Financial Highlights

     The financial highlights table for the Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the Annual Report, which is available upon request.


TAX FREE FUND OF VERMONT
For a share outstanding throughout each year
                                                           Years Ended December 31,
                                              1999          1998        1997          1996            1995
Net asset value, beginning of year$ ......  $ 10.23       $ 10.29       $  9.97       $  9.96       $  9.30
                                            ----------------------------------------------------------------
Income from investment operations
  Net investment income ..................      .39           .43           .43           .43           .49
  Net gain (loss) on securities
  (both realized and unrealized) .........     (.72)         (.04)          .32           .01           .66
                                            ----------------------------------------------------------------
      Total from investment operations ...     (.33)          .39           .75           .44          1.15
                                            ----------------------------------------------------------------

  Less Distributions from

  Net investment income ..................     (.39)         (.43)         (.43)         (.43)         (.49)
  Realized gains on investments ..........     (.03)         (.02)           --            --            --
                                            ----------------------------------------------------------------

      Total distributions ................     (.42)         (.45)         (.43)         (.43)         (.49)
                                            ----------------------------------------------------------------

Net asset value, end of year .............  $  9.48      $  10.23       $ 10.29       $  9.97       $  9.96
                                            ================================================================


      Total Return .......................    (3.38)%        3.82%         7.74%         4.56%        12.65%

Ratios/Supplemental Data

  Net assets, end of year (in 000's)        $ 8,660       $ 9,539       $ 7,879       $ 7,219       $ 6,961
  Ratio of expenses to average net assets      1.48%         1.51%         1.72%         1.55%         1.49%
  Ratio of net investment income
    to average net assets ................     3.88%         4.16%         4.26%         4.41%         5.06%

Portfolio turnover .......................       50%           41%           60%           98%          182%


(the following is a numerical representation of a graph)


$10,000 Investment in Fund Compared to Lehman Muni Bond Index
                                9/18/91  12/31/91  12/31/92  12/31/93  12/31/94  12/31/95  12/31/96  12/31/97  12/31/98  12/31/99
Lehman Municipal Bund Index     10,000    10,389    11,198    12,565    11,915    13,995    14,950    15,931    16,963    16,614
Tax Free Fund of Vermont        10,000    10,110    10,651    11,211    11,181    12,595    13,169    14,188    14,730    14,232



Average Annual Total Return:    1 Year    2 Year    Inception
Tax Free Fund of Vermont        -3.38%     4.94%      4.35%
Lehmna Brothers Municipal
Bond Index                      -2.06%     6.87%      6.31%

The above graph shows the results of a $10,000 investment in the Tax Free Fund of Vermont compared to the Lehman Municipal Bond Index and the average annual return for the Tax Free Fund of Vermont for the one year, five year, and period from its inception through December 31,1999. The Fund has generally under performed the Index during periods of rising bond prices and declining interest rates and has generally outperformed the index during periods of declining bond prices and rising interest rates. This relative performance trend is due primarily to the fact that Vermont municipal bonds are of higher credit quality and are less volatile in price than municipal bonds in general. The Fund's portfolio reflects this phenomenon. Also, the Fund's returns are after fees and expenses of the Fund, while the returns of the Lehman Municipal Bond Index are without any fees or expenses. During 1999, contrary to prior year patterns, the rise in interest rates and decline in bond prices coupled with the absence of fees and expenses from the return achieved by the Index resulted in the Index achieving a higher total return than the Fund.

TAX FREE FUND OF VERMONT

Additional Information

The Tax Free Fund of Vermont provides additional information about the Fund in its Annual Report to Shareholders and its Statement of Additional Information
(SAI), both of which are incorporated by reference in their entirety into this Prospectus.

Call or Write the Tax Free Fund of Vermont toll-free 1-800-675-3333 if you want more information, like the SAI and the Fund's Annual Report. During business hours, friendly, experienced personnel will answer your questions, provide investment forms and applications, assist with shareholder needs and provide current share prices. After hours, current prices are provided on a recorded phone line and you may leave messages for our service personnel to be addressed the next business day. You may also write to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701.

Contact the Securities and Exchange Commission to obtain information about the Tax Free Fund of Vermont, including the Fund's SAI. The Tax Free Fund of Vermont's file can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are also available on the Commission's Internet site, and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009.

Investment Company Act File No. 811-6328

                       Statement of Additional Information

                                 April 28, 2000

                                  TAX FREE FUND

                                   OF VERMONT

                  87 North Main Street
                  Rutland, Vermont 05701

                  1-800-675-3333  Toll-Free
                  1-802-773-0674  Local Rutland, Vermont Area

                  This Statement of Additional Information (SAI) is not a prospectus. A copy of the Fund's prospectus is available upon written or telephone request to the Tax Free Fund of Vermont, at the address and phone numbers shown above, at no charge. The SAI should be read in conjunction with the prospectus for an understanding of the Fund. The Annual Report of the Tax Free Fund of Vermont is incorporated by reference into the SAI, and is also available free of charge by calling our toll-free number.

Table of Contents

History of the Fund....................................................1

Investment Strategies and Risks........................................1

Investment Limitations.................................................5

Purchase and Redemption of Shares......................................6

Brokerage..............................................................8

Management of the Fund.................................................8

Principal Holders of Securities........................................8

Capital Stock and Voting..............................................11

Taxation of the Fund..................................................12

Performance Data......................................................13

Financial Statements..................................................15

Debt Securities Ratings...............................................15

History of the Fund

The Tax Free Fund of Vermont (the "Fund") is an open-end management investment company, commonly known as a "mutual fund". Organized in 1991 as a Vermont corporation, it currently offers its shares to residents of Vermont who are seeking income free of Vermont and federal taxes. The Fund is not diversified.

Investment Strategies and Risks

The fundamental goal of the Fund as described in the prospectus, and the investment limitations, described beginning on page 6 in this Statement of Additional Information ("SAI"), may be changed only by an affirmative vote of a majority of the outstanding securities of the Fund for which a change is proposed3. All other strategies and limitations adopted by the Fund may be changed by a majority vote of the Board of Directors. However, should the Directors adopt a material change, shareholders would be provided a 60-day prior notice, in writing, and the prospectus would be amended.

The Fund employs a few investment strategies in addition to those discussed in the prospectus. These strategies, and the risks they bring to the Fund, are as follows.

Non-Diversified Portfolio - Under normal market conditions, except for a small cash position which usually would not exceed 3% of the Fund's assets, it is the investment policy of the Fund to invest at least 65% of its assets in Vermont Municipal Bonds (see "Vermont Municipal Bonds" below). Further, the Fund anticipates that under normal market conditions it will as a matter of fundamental investment policy invest a minimum of 80% of its assets in a combination of tax exempt Vermont Municipal Bonds and tax exempt Other Municipal Bonds (see "Other Municipal Bonds" below).

The Fund incurs greater risk because of the Fund's portfolio concentration in securities of qualified Vermont issuers versus the safety that comes with a less concentrated investment portfolio. The permitted concentration of investments in municipal securities of Vermont issuers may present greater risks than in the case of an investment company with a more geographically dispersed portfolio. Further, because Vermont is a small rural state, the ability to diversify the Fund's portfolio even within the universe of qualified tax-exempt Vermont issuers is more limited than would be the case if the Fund invested in other, larger states.

Vermont Municipal Bonds

The primary purpose of investing in a portfolio of municipal securities the majority of which are Vermont Municipal Bonds is the special tax treatment accorded to Vermont resident investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the Vermont issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. The Fund will therefore have a significant proportion of its assets invested in a concentrated geographic, political and economic region. Therefore, economic or political changes within or affecting Vermont or the issuers of securities held by the Fund could have a significant effect on the market value and credit quality of securities held by the Fund and on the net asset value of the Fund's shares. Investors should consider the greater risk of the Fund's concentration of its assets in Vermont Municipal Bonds versus the safety that comes with a less

-----------------------------------
3 Under the Investment Company Act of 1940, as amended, a "vote of the majority of the outstanding securities" means the vote, at the annual or special meeting of security holders duly called, of (I) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding securities are present or represented by proxy or (ii) more than 50% of the outstanding voting securities, whichever is less.

concentrated investment portfolio and should compare yields available on the Fund's portfolio with those of more diversified portfolios before making an investment decision.

Vermont Municipal Bonds include general obligation bonds of the State of Vermont, its political subdivisions, agencies and authorities. Vermont Municipal Bonds also include debt obligations of those issuers which provide funds for various public purposes, including the construction or improvement of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, jails, mass transportation, nursing homes, parks, public buildings, recreational facilities, school facilities, streets and water and sewer works. Other public purposes for which Vermont Municipal Bonds may be issued include the refunding of outstanding obligations, the anticipation of taxes, the funding of student loans and student housing, community development, the purchase of street maintenance and fire fighting equipment, or any authorized corporate purpose of the issuer.

The two principal classifications of Vermont Municipal Bonds are general obligation bonds and limited obligation (or revenue) bonds. General obligation bonds are obligations involving credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Limited obligation bonds, including industrial revenue bonds, are payable only from the revenues derived from a particular facility or class of facilities, or, in some cases, from the proceeds of a specific revenue source, such as the user of the facility. The credit quality of limited obligation bonds is usually directly related to the owner or user of the facilities, or to a third-party guarantor or insurer, if any. Certain agencies of the State of Vermont created by the Vermont legislature issue limited obligation bonds, which are not general obligations of the State of Vermont. The Fund may invest in both general and limited obligations which are Vermont Municipal Bonds, but the Fund will not invest in limited obligation Vermont Municipal Bonds in such a manner that more than 25% of the Fund's assets would be concentrated in any particular industry or group of industries. The interest on Vermont Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate.

Other Municipal Bonds

The Fund may purchase investment grade obligations issued by territories and possessions of the United States and their respective agencies and instrumentalities (collectively "Other Municipal Bonds"), whose interest income is exempt, in the opinion of bond counsel for the issuer, from federal and state income taxes. Presently, the principal issuers of Other Municipal Bonds are Puerto Rico, the United States Virgin Islands, and the trusteeships of Guam and the Marianas Islands and their agencies, instrumentalities and political subdivisions. Interest income on Other Municipal Bonds will also be exempt from Vermont income taxes. Except for the identity of the issuer, investments by the Fund in Other Municipal Bonds must meet all of the fundamental investment policy requirements of the Fund, are subject to all of the investment restrictions of the Fund and in all other respects may have any of the investment terms, conditions and characteristics as regards Vermont Municipal Bonds.

Credit Quality - Vermont and Other Municipal Bonds purchased by the Fund will be what are commonly referred to as "investment grade" securities, which must be rated, at the time of purchase, within the four highest quality ratings as determined by either Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("S & P"). Currently, these quality ratings are Baa and higher for Moody's and BBB and higher for S & P. Bonds rated Baa by Moody's may have some speculative characteristics.

Generally, the higher the credit rating of a security the less subject the security is to a change in market value. Accordingly, higher rated securities carry relatively lower rates of interest, which makes it more difficult for the

Fund to achieve that portion of the investment objective related to providing the highest level of current income. Lower rated securities, including securities rated Baa/BBB, may achieve higher current income, but are subject to relatively greater fluctuation in market value than are higher rated securities.

The Fund may also invest up to 20% of its assets in Vermont Municipal Bonds or Other Municipal Bonds that are unrated, if such bonds are comparable, in the opinion of the Fund's manager, in creditworthiness to other obligations in which the Fund may invest.

Average Maturity - The weighted average maturity of the securities in the Fund's portfolio will vary with market conditions, interest rate trends and the availability of qualifying securities. Under normal market conditions the weighted average maturity of the Fund's portfolio is expected to range between ten and twenty five years.

Securities with longer maturities are more volatile with regard to changes in market value resulting from changes in interest rates than are securities with shorter maturities. Therefore, the Fund's portfolio with a weighted average maturity greater than ten years will, with the same change in interest rates or other market conditions, have a larger change in market value than a portfolio of securities with a shorter weighted average maturity. These changes in market value will generally be in the opposite direction to changes in interest rates. Therefore, an increase in interest rates can generally be expected to cause a decline in the value of the Fund's portfolio of securities and a corresponding decline in the Fund's net asset value. Also, over time, the credit quality of any security in the portfolio may change and the risk of such change increases with increases in the average weighted maturity of the portfolio. Credit quality changes can affect the market value of the Fund's portfolio and the net asset value per share of the Fund.

Defensive Strategy and Short Term Securities - The Fund may hold cash or short term securities to satisfy liquidity needs of the Fund or because of conditions in the securities markets or economic, political or other conditions have created a significant potential for or have begun to cause significant disruption of the underlying value of or the market for any security in which the Fund has invested. When the Fund's advisor implements a defensive strategy, the Fund will seek to invest in very high quality fixed income securities with strong liquidity and relatively short maturities. The income derived from investment in such securities may be taxable. To the extent the Fund implements a defensive strategy, the Fund is not pursuing its investment objectives.

When-Issued Securities - Municipal securities are frequently offered on a "when issued" basis. When offered the price, generally expressed in yield terms, is fixed at the time the commitment to purchase is made (the "trade date"), but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the trade date of municipal bonds and notes. During the period between the trade date and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When-issued securities may be sold prior to the settlement date, but the Fund makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions at the time of settlement, the Fund will maintain, for short periods of time, cash or short
term  liquid   investments  having  a  value  equal  to  or  greater  than  such commitments. When the Fund makes a commitment to purchase a security on a when-issued basis, the Fund doesn't record the transaction and reflect the value of the security in determining the net asset value until the trade date. The Fund, as long as it is obligated to purchase the security, is subject to changes in the market value of the security and the Fund could sustain unrealized gains or losses resulting from such market changes. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund can incur a realized gain or loss.

Standby Commitments - The portfolio may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment" and the total price which the Fund pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Fund to be as fully invested as practical in municipal securities while maintaining the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Fund acquires standby commitments solely to improve the Fund's liquidity and doesn't exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined by the Fund management to present minimal credit risks.

     The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities. Standby commitments acquired by the portfolio are valued at zero in determining net asset value. Where the Fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Fund's assets.

Short-Term Trading and Portfolio Turnover - Generally, the Fund intends to invest for long-term purposes. However, the Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. During periods of rapid changes in economic conditions and security price levels, portfolio turnover may be higher than when conditions are more stable. If the Fund's portfolio turnover rate is increased it may result in greater transaction costs relative to other mutual funds and may have tax and other consequences.

Computer-Related - The Fund's service providers have prepared software that so far in 2000 has performed according to expectations, and although, management is not aware of any further potential issues that might develop, there can be no assurances that such software will continue to perform as modified.

Restricted Securities - It is the Fund's policy not to invest in restricted and other illiquid securities (including repurchase agreements maturing in more than seven days) if, as a result, more than 10% of the Fund's total assets are invested in such securities. It may be difficult to sell restricted securities at prices representing their fair market value. If registration of restricted securities is necessary, a considerable period of time may elapse between the decision to sell and the effective date of the registration statement. During that time, the price of the securities to be sold may be affected by adverse market conditions.

Borrowing - The Fund's fundamental investment policies permit it to borrow money from banks in an amount up to 5% on a secured or unsecured basis as a temporary measure for purposes of meeting redemption requests and/or to purchase bonds and to pay interest on such loans. The Fund has not employed borrowing in the past and has no current intention of employing it in the future. The Fund does reserve the right, however, to borrow for these purposes in the event of unsettled market conditions at any time in the future.

Investment Limitations

The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

o with respect to at least 50% of the Fund's total assets, purchase the securities of any single issuer (except the United States government, its agencies or its instrumentalities), if it would cause, beginning with the end of any calendar quarter and ending thirty days thereafter, (a) more than 5% of the Fund's total assets to be invested in the securities of such issuer (including repurchase agreements with any one bank), or (b) more than 10% of any class of securities of such issuer would be owned by the Fund. For this purpose, the State of Vermont, each political subdivision of the State, and each district, authority, agency or instrumentality of the State or any of its political subdivisions will be deemed to be a separate issuer and all indebtedness of any issuer will be deemed to be a single class of securities;

o    issue senior securities;

o    make short sales of securities;

o purchase any securities on margin, except for such short term credits as are necessary for the clearance of transactions;

o borrow money, except from banks as a temporary measure for purposes of meeting redemption requests and/or bond purchase commitments and then only in an amount not exceeding 5% of the Fund's total asset value;

o underwrite any issue of securities, except to the extent that our purchase of municipal securities directly from the issuer (either alone or as one of a group of bidders) may be deemed to be an underwriting of such securities;

o purchase or otherwise acquire any securities which are illiquid if, as a result, more than 10% of the Fund's total assets would be invested in such securities;

o    purchase   equity   securities  or  securities   convertible   into  equity
     securities;

o purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds or other obligations secured by real estate or interests therein;

o    purchase or sell commodities or commodity contracts;

o make loans, except through the purchase of debt securities in accordance with the Fund's investment objective, policies and restrictions;

o    invest in oil, gas or other mineral exploration or development programs;

o    invest in companies for the purpose of exercising management or control;

o purchase securities of other investment companies, except the Fund may purchase securities of other open-end diversified investment companies which hold tax-exempt portfolios, but only in the open market where no commissions are payable for the purchase of such securities, only to the extent that the Fund at all times owns less than 3% of the voting shares of each such investment company in which the Fund has purchased such shares, only to the extent the Fund has not acquired shares of any such investment company having a value in excess of 5% of the Fund's total asset value, only to the extent the Fund has not acquired shares of all such investment company having a value in excess of 10% of the Fund's total asset value, and, within these limitations, only in amounts and for purposes of providing sufficient liquidity to allow the Fund to transact its day-to-day business operations including shareholder redemptions and settlement of securities transactions;

o purchase the securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation;

o pledge or hypothecate any Fund assets, except that the purchase of securities on a "when issued" basis is not deemed to be a pledge of assets;

o purchase any security, other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result, more than 25% of the Fund's total asset value (50% in the case of securities which are general obligations of the State of Vermont) would be invested in the securities of issuers having their principal business activities in the same industry;

o    write or invest in put or call options, or any combination thereof.



Purchase and Redemption of Shares

In addition to the following services and procedures, the prospectus describes basic information you should know about purchasing and redeeming shares of the Fund.

Regular Account - The regular account allows you to make voluntary investments at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When you make an initial investment in the Fund, a shareholder account is opened in accordance with your registration instructions. Each time there is a transaction in your account, such as an additional investment or the reinvestment of a dividend or distribution, you will receive, from the Transfer Agent, a confirmation statement. It will show the current transaction and all prior transactions in your account during the calendar year to date, along with a summary of the status of the account as of the transaction date. Shareholder certificates are issued only for full shares and only upon the specific request of the shareholder. You may request that the Transfer Agent issue share certificates representing all or part of the full shares in your account.

Transfer of Registration - If you wish to transfer shares to another owner, send a written request to the Tax Free Fund of Vermont, 87 North Main Street, Rutland, Vermont 05701. Your request should include:

o    the Fund name and existing account registration;

o signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration;

o    the  new  account  registration,   address,  social  security  or  taxpayer
     identification number and how dividends and capital gains are to be distributed;

o    stock certificates, if issued, for the shares being transferred;

o signature guarantees and other documents, if other documents are required for transfer by corporations, administrators, executors, trustees, guardians and other entities (See "Signature Guarantees" in the Prospectus). If you have any questions about transferring shares, call the Transfer Agent, toll-free at (800) 675-3333.

Purchase, Redemption and Pricing of Shares - The purchase price of shares of the Fund is the net asset value next determined after a purchase or redemption order is received. An order received prior to the close of the New York Stock Exchange ("Exchange") will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next business day. An order to purchase shares is not binding on the Fund until it has been confirmed in writing by our Transfer Agent, or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, and payment has been received. The Fund reserves the right, in its sole discretion, to:

o    suspend the offering of its shares;

o    reject purchase orders; and

o to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund's shares.

The Fund may suspend redemption privileges or postpone the date of payment: (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted, as determined by the Securities and Exchange Commission (the "Commission"); (ii) during any period when an emergency exists, as defined by the rules of the Commission, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets; and (iii) for such other periods as the Commission may permit.

When Shares are Priced - The net asset value of the Fund is determined approximately 30 minutes after the close of trading of the New York Stock Exchange, currently 4:30 p.m., New York City time. The net asset value is computed every day the Exchange is open for business, except the Fund may not compute net asset value on:

o days during which no Fund shares are tendered for redemption and no order to purchase or sell Fund shares is received by the Fund.

At this writing, the Exchange is open for business every Monday through Friday, except for the following holidays:, Fourth of July, Labor Day, Election Day, Thanksgiving Day, Christmas, New Year's Day, Presidents Day, Good Friday, and Memorial Day.

How Shares are Priced - Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value does not include interest on fixed income securities which is distributed daily to shareholder accounts. Bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term instruments are valued at cost, which approximates market. Other assets and securities, for which no quotations are readily available, will be valued in good faith at fair value using methods determined by the Board of Directors.

Involuntary Redemptions - The Board of Directors has the right to involuntarily redeem any shareholder account which falls below a minimum account value of $500 as discussed in the Prospectus under "How to Sell Shares."

Brokerage

It is the Fund's intention to seek the best possible price and execution for securities bought and sold. The investment manager directs the execution of portfolio transactions. Neither the Fund nor the investment manager is affiliated with any securities broker-dealer. The Fund does not normally pay commissions on the purchases and sales of tax-exempt bonds and has not paid any such commissions since the inception of the Fund. The Fund does not direct trades to brokers who provide the Fund or the investment manager with services useful to the Fund's daily operations ("directed brokerage arrangements").

Management of the Fund

Directors and Officers - The Fund is a corporation organized under Vermont law. The business of the Fund is managed by the Board of Directors. The Directors elect officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. One Director of the Fund is also a control person of the Fund's investment adviser, as shown below.


                                    Positions Held                  Principal Occupation(s)
   Name, Address and Age            with the Trust                    During Past 5 Years

Stephen A. Carbine                     Director            Vice President, Kinney, Pike, Bell and
212 Grove Street                                           Conner (insurance brokers)
Rutland, Vermont 05701
Age 55

John T.  Pearson*                      Director            Owner and Director of Vermont Fund
128 Merchants Row,                                         Advisors, Inc.
Suite 611
Rutland, Vermont 05701
Age 55

Winfred A. Thomas                      Director            Vice President, Clinton F. Thomas Agency
Countryside Estates                                        (insurance brokers)
Rutland, Vermont 05701
Age 51

William H. Hahn                        President           Associate Professor, College of St.
PO Box 244                                                 Joseph
Wallingford, VT 05773
Age 54


* Director is deemed to be an "interested person" of the Fund as defined in the Investment Company Act of 1940.

Principal  Shareholders - As of March 31, 2000, Mr. Justin J. Mueller, P. O. Box
646,  Manchester,   Vermont,  owned  beneficially  7.4%  of  the  Fund's  shares outstanding.  There were no other  shareholders of the

Fund known by the Fund to own of record or beneficially 5 percent (5%) or more of the Fund's outstanding equity securities. All shares are owned both of record and beneficially. All Officers and Directors of the Fund as a group own 0.8% of the Fund's shares.

The Director and officer of the Fund who is an "interested person" received no salary or fees from the Fund. Directors of the Fund who are not interested persons of the Fund currently receive $500 per meeting of the Board of Directors attended by them, plus related expenses, if any. The Fund does not provide pension or retirement benefits to the Directors and officers.

The compensation of Fund's Directors for the fiscal year ended December 31, 1999, was as follows:

                          Directors' Fees and Expenses

        Name and Position                                  Paid by the Fund

Stephen A.  Carbine, Director                                     $3,000

John T. Pearson *  Director, President and                           ---
Treasurer

Winfred A. Thomas, Director                                       $3,000
o  Mr. Pearson is compensated by the investment adviser.



Investment Adviser - The Fund has employed Vermont Fund Advisors, Inc. as investment adviser for the Fund. The duties of the investment adviser include the following:

o exclusive responsibility for the provision of continuous supervision of the Fund's investment portfolio;
o overall management of the Fund's business affairs (subject to the supervision of the Directors); and
o provision of office facilities, equipment and personnel for servicing the investments of the Fund.

In  connection  with the  Advisory  Agreement  between the Fund and Vermont Fund
Advisors, Vermont Fund Advisors is obligated to absorb all of the costs associated with distributing shares of the Fund. Effective March 1, 1995, Vermont Fund Advisers entered into an agreement with Windham Financial Services, Inc.("Windham") whereby Vermont Fund Advisors agreed to compensate Windham and Windham has accordingly agreed to provide additional distribution services for the Fund.

John T. Pearson is the sole stockholder of the investment adviser. Mr. Pearson is the President and Chief Executive Officer of the investment adviser and serves as President and Chairman of the Board of Directors of the Fund.

Compensation of the investment adviser, based upon the Fund's daily total net assets, is at the following annual rates: o 0.70% on the first $10 million; and
o 0.60% on total net assets in excess of $10 million.

Investment Management fees are accrued daily on the books of the Fund and are paid on an accrued basis not less frequently than monthly.

Management fees for the Fund were $65,663, $60,852 and $52,115, respectively, for the fiscal years ended December 31, 1999, 1998 and 1997. Although not obligated to do so, the investment manager may reimburse a portion of the operating expenses of a Fund for any fiscal year. No such reimbursements were made to the Fund for the fiscal years ended December 31, 1999, 1998 and 1997.

The Fund's Advisory Agreement with Vermont Fund Advisors was last approved by the Directors of the Fund on May 11, 1999 and continues in effect until May 30, 2000.

Transfer Agent and Administrative Services Vermont Fund Advisors also acts as the Fund's dividend disbursing, transfer, administrative and accounting services agent pursuant to a Dividend Disbursing, Administrative and Accounting Services Agreement (Services Agreement) between the Fund and Vermont Fund Advisors. Under the Services Agreement, Vermont Fund Advisors provides to the Fund, without limitation, the following services:

o the calculation of the net asset value per share, including the pricing of the Fund's portfolio of securities, at such times and in such manner as is specified in the Fund's current prospectus and statement of additional information,

o upon receipt of monies for the purchase of the Fund's shares or the receipt of redemption requests with respect to the Fund's shares outstanding, the calculation of the number of shares to be purchased or redeemed, respectively;

o upon the Fund's distribution of dividends, the calculation of the number of additional shares of the Fund to be received by each shareholder of the Fund who has elected to reinvest dividends and the mailing or transfer of funds to each shareholder who has elected to receive dividends in cash;

o    the provision of transfer agency services;

o the creation and maintenance of all records relating to the business of the Fund as the Fund may from time to time reasonably request;

o the preparation of tax forms, reports, notices, proxy statements, proxies and other shareholder communications and the mailing of such documents to shareholders of the Fund; and

o    the  provision  of  such  other  dividend   disbursing,   transfer  agency,
     shareholder, administrative and accounting services as the Fund and Vermont Advisors may from time to time agree upon.

     As compensation for such services, the Fund pays Vermont Fund Advisors a monthly fee based upon the Fund's total daily net assets. The fee is .08% of the Fund's total daily net assets on an annual basis. The Fund also reimburses Vermont Fund Advisors for its out-of-pocket expenses in connection with Vermont Fund Advisors's provision of services, supplies and equipment under the Services Agreement. Under the Services Agreement, a total of $7,707, $7,039 and $6,109 were paid in fees to Vermont Fund Advisors by the Fund in 1999, 1998 and 1997, respectively. These fees are in addition to fees paid by the Fund to Vermont Fund Advisors under the Advisory Agreement.

 A majority of the disinterested Directors of the Fund specifically found, in the course of their review of the Services Agreement, that such agreement is in the best interests of the Fund and its shareholders, the services to be performed pursuant to such agreement are services required for the operation of the Fund, Vermont Fund Advisors can provide services the nature and quality of which are at least equal to those provided by others offering the same or similar services and the fees for such services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Fund's Services Agreement with Vermont Fund Advisors continues from year to year only if approved annually in the same manner as is required for the approval of the Advisory Agreement. The Fund's Services Agreement may be terminated by the Fund on 60 days' notice to Vermont Fund Advisors, and terminates automatically upon its assignment.

Independent Auditors - The firm of Tait, Weller & Baker of Philadelphia, PA has been retained by the Board of Directors to perform an independent audit of the books and records of the Fund. Tait, Weller & Baker will also prepare the Fund's federal and state tax returns for the fiscal year ending December 31, 1999, and will consult with the Fund as to matters of accounting and federal and state income taxation for the fiscal year ending December 31, 2000.

Custodian - Vermont National Bank, 47 West Street, Rutland, Vermont, 05701, serves as custodian for the securities held by the Fund and insures that such securities of the Fund are held in a safe and secure manner (either in its possession or in its favor through "book entry systems" authorized by the Fund in accordance with the Investment Company Act of 1940), collects all income and effects all securities transactions on behalf of the Fund.

Capital Stock and Voting

The capital of the Fund consists of ten million shares of common stock, par value $0.01 per share ("shares"). The Fund is a Vermont corporation and is governed by the Investment Company Act of 1940 and rules thereunder (the "Act"). Shares are issued fully paid and non-assessable and each share represents an equal proportionate interest in the Fund with every other outstanding share of the Fund. In the event of liquidation, shareholders of the Fund are entitled to share pro rate in the net assets of the Fund available for distribution to shareholders. Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive, subscription or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors and, in this event, the holders of the remaining shares voting will not be able to elect any Directors. The Bylaws of the Fund provide that, if elected, the Directors will hold office for a term of one year until the next annual meeting of the Fund, except that: (1) any Director may resign; (2) any Director may be removed only with cause and by a vote of a majority of shareholders entitled to vote in person or by proxy at a meeting called for that purpose. In case a vacancy shall for any reason exist, the vacancy shall be filled by a majority of the remaining Directors, subject to the provisions of Section 16(a) of the 1940 Act. There will be an annual meeting of shareholders for the purpose of electing Directors.

Taxation of the Fund

Federal Taxes - The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code). As a regulated investment company, the Fund will not be subject to federal income tax to the extent it distributes its net taxable income and its net capital gains to its shareholders. In order to qualify for tax treatment as a regulated investment company under the code, the fund will be required, among other things, to distribute annually at least 90% of its taxable income other than its net capital gains to shareholders.

The Code also contains a provision imposing a 4% non-deductible federal excise tax levied on undistributed Fund income unless the Fund distributes at least (a) 98% of calendar year ordinary income during the calendar year; (b) 98% of capital gain net income earned in the year ending October 31 by December 31; and
(c) 100% of any undistributed capital gain net income from the prior October 31 measurement period and 100% of any undistributed ordinary income from the prior December 31 measurement period. The Fund intends to make dividend and capital gain distributions in such a manner as to avoid the payment of any excise tax

A capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from taxable net investment income, if any, along with capital gains, will be taxable to shareholders whether received in cash or shares and no matter how long the shares have been held, even if they reduce the net asset value of shares below your cost and thus, in effect, result in a return of a part of your investment. Any loss realized upon the redemption or exchange of shares within six months from their date of purchase will be treated as a long-term capital loss to the extent of distributions received of net long-term capital gains during such six-month period.

Under current law, interest on obligations of the territories and possessions of the United States, including Puerto Rico, the United States Virgin Islands and the Trusteeships of Guam and the Marianas Islands and the political subdivisions, agencies and instrumentalities of these governmental entities is generally tax exempt. Interest on non-governmental purpose bonds, such as industrial revenue bonds, issued by qualified government entities is taxable unless the bonds are issued to finance certain specified exempt activities, are used for development of industrial park sites or are exempt small issues. Furthermore, bonds issued for activities of non-governmental persons are referred to collectively as "non-essential" bonds. The Fund does not intend to purchase "non-essential" purpose bonds.

As a regulated investment company, the Fund is qualified to pay "exempt interest dividends", provided that at least 50% of the Fund's total assets are invested in municipal securities at the close of each quarter of the calendar year. Ordinarily, dividends paid from net income earned by the Fund on investments in Vermont and Other Municipal Bonds will be exempt interest dividends.
Shareholders receiving exempt interest dividends may exclude them from gross income for Federal income tax purposes. However, dividends the Fund may earn from investments in nonmunicipal securities will be fully taxable as interest income.

Vermont Taxes - By qualifying as a "regulated investment company" for Federal income tax purposes, the Fund is not subject to Vermont income taxes on net income and net capital gains, if any, that are distributed to the Fund's shareholders. Dividends paid by the Fund to shareholders which qualify as "exempt interest dividends" for Federal income tax purposes are also excludable from shareholders' gross income for Vermont state income tax purposes so long as the total assets of the Fund are invested in Vermont Municipal Bonds and Other Municipal Bonds as defined in the prospectus. All other dividends and distributions, as well as any earnings we receive from taxable investments and any capital gains we realize from any investments, will have the same general consequences to shareholders for Vermont state income tax purposes as they have for Federal income tax purposes. This means that dividends paid by the Fund will ordinarily be excludable from gross income for Vermont income tax purposes.

Under current Vermont tax law, the Fund is subject to a corporate tax, which shall not exceed the corporate minimum tax of $250 annually.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time. Investors should consult with their own advisors for the effect of any state or local taxation and for more complete information of federal taxation.

Performance Data

The Fund may quote performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price, yield and total return fluctuates in response to market conditions and other factors, and the value of the Fund's shares when redeemed may be more or less than their original cost.

Total Return The Fund may, from time to time, advertise certain total return information. Such total return data is calculated assuming that all dividends and distributions by a Fund are reinvested in Fund shares. The average annual total return for the Fund for the indicated period ended on March 31, 2000 is set forth below:

                                One Year           Five Year            Since
                                 Period             Period            Inception4

Tax Free  Fund of Vermont        -2.07%             +4.08%             +4.44%

          4  The Fund commenced investment operations September 18, 1991.



Yield Calculations The Fund's yield for the thirty day period ended March 31, 1999 was 4.71%. The yield was computed by dividing the net income per share earned during the period by the net asset value per share on March 31, 2000.

     Yields used in advertising the Fund are computed by dividing the Fund's interest income for a given 30 day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and analyzing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.

The Fund's tax equivalent yield for the thirty day period ended March 31, 2000 was 8.06%. The tax equivalent yield was computed by dividing the yield of 4.71% earned during the period by a one minus a combined Federal and Vermont income tax rate of 41.5%.

The tax equivalent yield of the Fund is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by the result of one minus a stated combined federal and Vermont state tax rate. If only a portion of the Fund's yield is tax exempt, only that portion is adjusted in the calculation.

     The following table, based on current federal and Vermont state 1999 tax tables, may be used to indicate a shareholder's approximate effective combined federal and Vermont state tax bracket and taxable-equivalent yields. It gives the approximate yield a taxable security must provide at various income brackets to produce after-tax yields equivalent to those of tax exempt obligations yielding from 5.0% to 6.5%. Of course, no assurance can be given that the Fund will achieve any specific tax-exempt yield. While the Fund invests principally in obligations the interest from which is exempt from federal and Vermont state income taxes, other income received by the Fund may be taxable by either or both federal and Vermont state governments.


                      Tax Equivalent Yields for Vermont Residents

    Taxable                Federal       Vermont         Combined              If the tax-exempt yield is:
    Income 5                Tax           Tax            Federal
                           Bracket 6    Bracket            and             5.0%       5.5%      6.0%      6.5%
single       joint                      as a % of        Vermont           Then taxable equivalent yield is:
return       return                    Federal Tax     Tax Bracket
                                          Due

$25,750 to   $43,050 to
$62,450      $104,050        28%           24%            32.8%             7.44%     8.19%    8.93%    9.68%

$62,451 to   $104,051 to
$130,250     $158,550        31%           24%            36.1%             7.83%     8.61%    9.39%    10.18%

$130,251 to  $158,551 to
$283,150     $283,150        36%           24%            41.5%             8.55%     9.41%   10.26%    11.12%

$283,151 &   $283,151 &
above        above           39.6%         24%            45.5%             9.15%    10.06%   10.98%    11.89%


------------------------------------
5 Net amount subject to federal and Vermont state income taxes after deductions and exemptions. Assumes ordinary income only.

6 Excludes the impact of the phaseout of personal exemptions, limitation on itemized deductions and other credits, exclusions and adjustments which may raise a taxpayer's marginal combined federal and Vermont state tax rate. An increase in a shareholder's marginal tax rate would increase that shareholder's tax-equivalent yield. Vermont tax rates are based on Federal tax paid which is estimated for each bracket shown.

Financial Statements

The books of the Fund will be audited at least once each year by independent public accountants. Financial Statements of the Fund, as of December 31, 1999, together with the Report of the Fund's independent accountants thereon, are reflected in the Fund's Annual Report to Shareholders, incorporated herein by reference. A copy of the Annual Report will accompany the Prospectus or Statement of Additional Information at no charge whenever requested by a shareholder or prospective shareholder. Shareholders will receive annual audited and semi-annual unaudited reports when published and will receive written confirmation of all confirmable transactions in their account.

Debt Securities Ratings

Description of Commercial Paper Ratings

Moody's Investors Service, Inc., in rating commercial paper, considers various factors including the following: (1) evaluation of the management of the issuer;
(2) evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount, type and maturity of schedules of long-term debt; (6) trend of earnings over a period of years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations. Based on the foregoing, "P-1", "P-2" and "P-3" represent relative rankings (P-1 being the highest) of companies that receive a Moody's rating.

Standard & Poor's Corporation describes its highest ("A") rating for commercial paper, with the numbers 1, 2 and 3 being used to denote relative strength within the "A" classification as follows: liquidity ratios are adequate to meet cash requirements; long-term senior debt rating should be "A" or better; in some instances "BBB" credit ratings may be allowed if other factors outweigh the "BBB rating. The issuer should have access to at least two additional channels of borrowing. Basic earnings and cash flow should have an upward trend, with allowances made for unusual circumstances. Typically, the issuer' s industry should be well established and the issuer should have a strong position within its industry. The reliability and quality of management should be unquestioned.

Description of Bond Ratings

Description of Moody's Investors Service, Inc.'s Corporate Bond Ratings:

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interested payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to payment of principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Description of Standard & Poor's Corporation's Bond Ratings:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC an CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

                                     PART C

                          THE TAX FREE FUND OF VERMONT

                                    FORM N-1A

                         Post-Effective Amendment No. 9

                                OTHER INFORMATION

ITEM 23.  Exhibits

(a)  Articles  of   Association   -   Incorporated   herein  by   reference   to
     Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(b) By Laws - Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(c) Instruments Defining Rights of Security Holders - See Articles of Association, paragraphs 1, 2 and 3, and see also By-Laws, Articles II and V, both Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(d) Investment Management Agreement, as Amended - Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(e)  Not Applicable

(f)  Not Applicable

(g) Custody Agreement, Green Mountain Bank - Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(h)  Transfer  Agent  and  Dividend   Disbursing   Agent  Service   Agreement  -
     Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(i) Opinion and Consent of Counsel - Incorporated herein by reference to Post-Effective Amendment No. 8 on Form N-1A (File No. 811-41043) as filed with the Commission on June 22, 1999.

(j)  Consent of Auditors - enclosed.

(k) Annual Audited Report to Shareholders, December 31, 1999 - Incorporated by reference, filed February 25, 2000, accession number 0000930356-00-000014

(l)  Not Applicable

(m)  Not Applicable

(n)  Financial Data Schedule - enclosed.

(o)  Not Applicable

ITEM 24. Persons Controlled By or Under Common Control with Registrant

To the knowledge of Registrant, the Registrant is not controlled by or under common control with any other person.

ITEM 25. Indemnification

Article VIII, Sections 8.1 through 8.6 of the Bylaws of the Fund, attached as Exhibit (b) of Item 23, provides for indemnification of certain persons acting on behalf of the Fund. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons by the Fund's Articles of Association and By-Laws, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in said Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Fund reserves the right to purchase Professional Indemnity insurance coverage, the terms and conditions of which would conform generally to the standard coverage available to the investment company industry. Such coverage for the Fund would generally include losses incurred on account of any alleged negligent act, error or omission committed in connection with operation of the Fund, but excluding losses incurred arising out of any dishonest, fraudulent, criminal or malicious act committed or alleged to have been committed by the Fund. Such coverage for trustees and officers would generally include losses incurred by reason of any actual or alleged breach of duty, neglect, error, misstatement, misleading statement or other act of omission committed by such person in such a capacity, but would generally exclude losses incurred on account of personal dishonesty, fraudulent breach of trust, lack of good faith or intention to deceive or defraud, or willful failure to act prudently. Similar coverage by separate policies may be afforded the investment manager and its directors, officers and employees.

ITEM 26.  Business and Other Connections of Investment Adviser

See Part B, "Trustees and Officers," for the activities and affiliations of the officers and directors of the Investment Adviser. Currently, in addition to serving as Investment Adviser to the Fund, the investment adviser provides financial advisory and consulting services to municipalities other qualified tax-exempt issuers in Vermont and New Hampshire and serves as the Fund's Transfer Agent and Dividend Disbursing Agent.

ITEM 27.  Principal Underwriters

Inapplicable.

ITEM 28.  Location of Accounts and Records

All account books and records not normally held by the Custodian are held by the Fund in the care of William H. Hahn, 87 North Main Street, Rutland, Vermont 05701.

ITEM 29.  Management Services

Inapplicable.

ITEM 30.  Undertakings

Registrant, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director or Directors and further undertakes to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(a) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Rutland, and State of Vermont on the 28th day of April, 2000.

                                                    THE TAX FREE FUND OF VERMONT



                                                By:         /s/William H. Hahn
                                                   -----------------------------
                                                                 William H. Hahn
                                                                       President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

       /s/Stephen A. Carbine           Director           06/22/99
----------------------------         -------------       ----------
          Stephen A. Carbine           (Title)             (Date)



     */s/John T. Pearson               Director           06/22/99
----------------------------         -------------       ----------
         John T. Pearson               (Title)             (Date)


     /s/Winfred A. Thomas              Director           06/22/99
----------------------------         -------------       ----------
        Winfred A. Thomas              (Title)             (Date)

                                    EXHIBITS

                            TAX FREE FUND OF VERMONT

                                    FORM N-1A

                                INDEX OF EXHIBITS

                  (Numbers coincide with Item 23 of Form N-1A)

(j)      Consent of Auditors - enclosed.

(n)      Financial Data Schedule - enclosed